UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 22, 2024

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6940 Columbia Gateway Dr., Suite 470, Columbia MD, 21046
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Press Release

On October 22, 2024, GSE System, Inc. issued a press release concerning the proposed merger involving the company. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated October 22, 2024.

Additional Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction involving the Company. In connection with the proposed transaction, on September 16, 2024, the Company filed the Definitive Proxy Statement with the SEC. The Definitive Proxy Statement was first sent to GSE stockholders on September 16, 2024. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Company’s stockholders can obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov). Copies of the Definitive Proxy Statement and the filings with the SEC incorporated by reference therein can also be obtained, without charge, by directing a request to GSE’s Corporate Secretary at 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046 (telephone: (410) 970-7800). The Company maintains an internet site at www.gses.com. Such website and the information contained on or connected to it shall not be deemed to be incorporated into this Current Report.

Participants in the Solicitation of Proxies

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on May 24, 2024, the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023, which was filed with the SEC on April 2, 2024 (as amended on April 2, 2024, and April 29, 2024), and in other documents filed by the Company with the SEC. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph. Investors should read the Definitive Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements and Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the Merger is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; risks related to the disruption of management’s attention from GSE’s ongoing business operations due to the Merger; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: October 22, 2024	/s/ Emmett Pepe
Emmett Pepe
Senior Vice President and Chief Financial Officer

Exhibit 99.1

GSE Solutions Encourages Stockholders to VOTE FOR the AMENDED Merger

COLUMBIA, MD – October 22, 2024 – GSE Solutions (“GSE Systems, Inc.” or “GSE”) (Nasdaq: GVP), a leader in advanced engineering solutions that supports the future of clean-energy production and decarbonization initiatives of the power industry, announced today that it wished to thank all of its stockholders who have already voted overwhelmingly in favor of its merger with an affiliate of Pelican Energy Partners (“Pelican”) in an all-cash transaction (the “Merger”). Following the amendment to increase merger consideration, GSE now reminds stockholders that, under the terms of the amended merger agreement, which was unanimously approved by the board of the directors of GSE, Pelican will acquire all the outstanding shares of GSE for an estimated total cash consideration of $4.60 per share.

Reasons for VOTING FOR THE MERGER include, but are not limited to:

•
the fact that the per share price represents a premium of approximately 69% over the closing price of GSE common stock as of August 7, 2024, the last trading day on NASDAQ prior to public announcement of the merger agreement;

•
the fact that the per share price represents a premium of approximately 29% over the average 30-day volume weighted average price per share as of August 7, 2024, the last trading day on NASDAQ prior to public announcement of the merger agreement; and

•	Pelican is an independent third party buyer and the merger is an arms-length transaction that will maximize value for stockholders.

In continuing to recommend the Merger, the GSE Board of Directors also considered available alternatives and found those options inferior because, among other reasons:

•	while the tailwinds for nuclear industry are apparent, capital spend within the industry is moving at very slow pace;
•
Management has expressed that substantial doubt exists for the Company to continue as a going concern at fiscal year-end 2023, 2022, 2020 and 2019 and, IF THE MERGER IS NOT APPROVED, THE BOARD OF DIRECTORS BELIEVES THAT SUBSTANTIAL DOUBT WILL CONTINUE TO EXIST FOR GSE TO CONTINUE AS A GOING CONCERN;

•	GSE cannot obtain performance bonds given its financial position and, therefore, is at a competitive disadvantage to its competitors;
•
The Merger Agreement with Pelican followed two robust auction processes where hundreds of participants were involved – notably, not a single one of those participants from the 2019-2020 auction process (286 potential bidders and 143 parties received confidential information) or the 2023 auction process (116 potential bidders and 60 parties received confidential information) has reemerged with a competing Takeover Proposal;

•	GSE has failed to meet internal goals and projections in each of FY 2022 and FY 2023 resulting in the payment of ZERO dollars in bonuses to senior management;
•	To conserve cash, GSE’s prior Chief Executive Officer agreed to receive nearly 90% of his compensation from June 2023 to May 2024 in shares of stock;
•
GSE negotiated an interest-only, one-year term loan from an affiliate of Pelican Energy Partners because (i) absent prepayment of the prior convertible promissory note, GSE anticipated significant dilution of its stockholders through the merger date; and (ii) GSE lacked the ability to make cash payments to the note holder to support the debt during that time;

•	Despite lean staffing, GSE incurs annual public-company costs in excess of $2,100,000 or approximately 4.66% of revenue in 2023 alone;
•	GSE is required to cash collateralize project-based letters of credit, resulting in restricted cash in excess of one million dollars; and
•	GSE anticipates that material suppliers and vendors will require prepayment for goods and services in light of GSE’s going concern status and payment history.

Vote Your Shares Today

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at (877) 750-5837 (from the U.S. and Canada)
or at +1 (412) 232-3651 (from other countries)

ABOUT GSE SOLUTIONS

Proven by more than 50 years of experience in the nuclear power industry, GSE knows what it takes to help customers deliver carbon-free electricity safely and reliably. Today, GSE Solutions leverages top talent, expertise, and technology to help energy facilities achieve next-level power plant performance. GSE’s advanced Engineering offer highly specialized training, engineering design, program compliance, and simulation to that reduce risk and optimize plant operations. With more than 1,100 installations and hundreds of customers in over 50 countries, GSE delivers operational excellence. www.gses.com

Additional Information About the Proposed Transaction and Where to Find It

More detailed and updated information regarding the merger is set forth in the Definitive Proxy Statement filed with the SEC and mailed to stockholders on September 16, 2024. GSE stockholders can obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about GSE, without charge, at the SEC’s website (www.sec.gov). Copies of the Definitive Proxy Statement and the filings with the SEC incorporated by reference therein can also be obtained, without charge, by directing a request to GSE’s Corporate Secretary at 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046 (telephone: (410) 970-7800). The Company maintains an internet site at www.gses.com.

BEFORE MAKING ANY VOTING DECISION, GSE STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Participants in the Solicitation of Proxies

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding GSE’s directors and executive officers is available in GSE’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on May 24, 2024, the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023, which was filed with the SEC on April 2, 2024 (as amended on April 2, 2024, and April 29, 2024), and in other documents filed by the Company with the SEC. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph. Investors should read the Definitive Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements and Information

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the Merger is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; risks related to the disruption of management’s attention from GSE’s ongoing business operations due to the Merger; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Media Contact
Sunny DeMattio
GSE Solutions
Director of Marketing & Communications
sunny.demattio@gses.com
Direct: +1 410.970.7931

Investor Contact
Adam Lowensteiner
Vice President
Lytham Partners
gvp@lythampartners.com
Direct: +1 646.829.9702

###